Exhibit 99.1

Valley Forge Composite Technologies Announces Two Independent Board Members will be Joining the Board of Directors
COVINGTON, KY – February 4, 2013 - Valley Forge Composite Technologies, Inc. (OTC BB: VLYF), developer of state-of-the-art detection systems, including the THOR-LVX photonuclear detection system, today announces that it’s Board of Directors membership has been expanded from seven to nine persons and that Dan Cayse, CPA, retired Dean of Business Technologies Division, Cincinnati State Technical and Community College, has been appointed to the Board effective January 31, 2013.  Madame Ursula Cernuschi,  President, Caravan International, an export management company dedicated to space and aerospace programs overseas, has also been appointed to the Board effective April 30, 2013.  “We are very excited to be adding two highly qualified new independent Board members to our Board of Directors”, stated Lou Brothers, President, CEO, CFO and Chairman of the Board of the Company.

About Valley Forge

Valley Forge Composite Technologies, Inc., has positioned itself to develop and acquire advanced technologies. Between 1996 and 2012, the Company won numerous contracts to produce various momentum wheels, momentum wheel components and other mechanical devices for special applications, some in aerospace. Historically, and in 2012, all of the Company’s sales have been derived from these momentum wheels, momentum wheel components and other mechanical devices. The Company purchases components from a variety of sources and engages in direct selling to its customers.

Since September 11, 2001 the Company has focused much of its energy on the development and commercialization of its counter-terrorism products. These products consist of an advanced detection capability for illicit narcotics, explosives, and bio-chemical weapons hidden in cargo containers, the THOR-LVX photonuclear detection system , and a passenger weapons scanning device, ODIN. In late 2009, the Company and its partners completed the development of THOR-LVX photonuclear detection system in Russia, and the system has been demonstrated through testing conducted by P.N. Lebedev Physical Institute of the Russian Academy of Sciences, the premiere physics laboratory in the Russian Federation, to be operational and performing to the Company’s satisfaction.

Valley Forge Composite Technologies, Inc. was founded in 1996 and is headquartered in Covington, Kentucky. More information about Valley Forge Composite Technologies, Inc. can be found at www.vlyf.com.

Forward-Looking Statement

The Private Securities Litigation Reform Act of 1995 provides a 'safe harbor' for certain forward-looking statements. Statements in this press release that relate to Valley Forge Composite Technologies, Inc.'s future plans, objectives, expectations, performance, events, reports made by others and the like, including a statement about the assumptions underlying a forward-looking statement, are forward-looking statements protected by the safe harbor. All statements, other than statements of historical facts, that address activities, events or developments that the Company intends, expects, projects, believes, estimates, plans or anticipates will or may occur in the future are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “projects” and similar expressions are intended to identify these forward-looking statements, but are not the exclusive means of identifying them.  Investors should understand that future events, risks and uncertainties, individually or in the aggregate, are factors that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements.

The forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our expectations of the future, about which we cannot be certain. Forward-looking statements include, but are not limited to, statements about:

•	Our business;
•	Our business strategy;
•	Our future operating results;
•	Our ability to obtain external financing;
•	Our understanding of our competition;
•	Industry and market trends;
•	Future capital expenditures; and
•	The impact of technology on our products, operations and business.

In addition, you should refer to the “Risk Factors” section of the prospectus declared effective on October 2, 2012, as filed with the U.S. Securities and Exchange Commission, for a discussion of other important factors that may cause our actual results to differ materially from those expressed or implied by our forward-looking statements. As a result of these risk factors, we cannot assure you that the forward-looking statements in this press release will prove to be accurate or that we will achieve the plans, intentions or expectations expressed or implied in our forward-looking statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. Any forward-looking statements we make in this press release speak only as of its date, and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.  You should read the prospectus and the documents referenced in the prospectus completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

This press release is comprised of interrelated information that must be interpreted in the context of all of the information provided and care should be exercised not to consider portions of this press release out of context. Investments in the Company should be considered speculative. Valley Forge Composite Technologies, Inc. undertakes no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise. Readers should evaluate any statements in light of these important factors.